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                                                                    Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 26, 1996, incorporated by reference in The May Department Stores Company's Form 10-K for the year ended February 3, 1996, and to all references to our firm included in this registration statement.

ARTHUR ANDERSEN LLP

St. Louis, Missouri
September 6, 1996